Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Subsequent Events
Subsequent Events

Note 11. Subsequent Events

Lease Termination

On October 3, 2017, the Company entered into a lease termination agreement with M West Propco XII LLC (“MWest”) under which the Company and MWest agreed to terminate the Company’s lease for its current headquarters facility located in Santa Clara, California effective October 31, 2017.  In connection with the lease termination, the Company incurred fees of approximately $250,000, most of which will be paid in cash during the quarter ending December 31, 2017.

On October 3, 2017, the Company entered into a sublease agreement with Cyren, Inc. ("Cyren") under which the Company will sublease a new headquarters facility located in San Jose, California from Cyren for a term of 36 months commencing November 1, 2017. The monthly rent and common-area costs under the new facility lease will be approximately $21,600, and compare with monthly rent and common-area costs for the Santa Clara facility of approximately $88,930.

Note 13: Subsequent Events

Reverse Stock Split

On February 14, 2017, the Company filed a certificate of amendment to its amended and restated certificate of incorporation with the Secretary of State of the State of Delaware to effect a one-for-ten reverse stock split of the Company’s shares of common stock. Such amendment and ratio were previously approved by the Company’s stockholders and board of directors, respectively.

On February 16, 2017, the Company effected the one-for-10 reverse stock split of its common stock.  As a result of the reverse stock split, every ten shares of the Company’s pre-reverse split outstanding common stock was combined and reclassified into one share of common stock. Proportionate voting rights and other rights of common stock holders were not affected by the reverse stock split. No fractional shares were issued in connection with the reverse stock split; stockholders who would otherwise hold a fractional share of common stock received cash in an amount equal to the product obtained by multiplying (i) the closing sale price of the Company’s common stock on the effective date of the reverse stock split, by (ii) the number of shares of the Company’s common stock held by the stockholder that would otherwise have been exchanged for the fractional share interest. All stock options and restricted stock units outstanding and common stock reserved for issuance under the Company’s equity incentive plans immediately prior to the reverse stock split were adjusted by dividing the number of affected shares of common stock by 10 and, as applicable, multiplying the exercise price by 10, as a result of the reverse stock split. The common stock par value was adjusted to $0.001 in conjunction with the reverse stock split..

Conversion of Interest Payable to Note

In February 2017, the Company made payment of interest on the Notes and the Interest Note for the period from August 2016 to February 15, 2017 in-kind with the issue of an additional note to the Purchasers (Interest Note 2).  Interest Note 2 has a principal amount of approximately $420,000 and has terms identical to the Notes and the Interest Note.